SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2003 (March 20,
2003)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	39040	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Painters Drive Chadds Ford, Pennsylvania		19317

(Address of principal executive offices)		(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE
EX-99.2 PRESS RELEASE

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

     Not applicable.

(b)	Pro Forma Financial Information.

     Not applicable.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated March 20, 2003
99.2	Press Release of Endo Pharmaceuticals Holdings Inc. dated March 20, 2003

Item 9. Regulation FD Disclosure.

     On March 20, 2003, the Registrant issued two press releases in connection with the 22nd Annual Scientific Meeting of the American Pain Society in Chicago, Illinois, copies of which are attached as Exhibit 99.1 and Exhibit 99.2 to this Report and are incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By: /s/ CAROL A. AMMON Name: Carol A. Ammon Title: Chairman & Chief Executive Officer

Dated: March 20, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated March 20, 2003

99.2	Press Release of Endo Pharmaceuticals Holdings Inc. dated March 20, 2003